================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 19, 2003

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)


       NORTH CAROLINA                 0-14706                   56-0846267
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

                                  P.O. Box 6676
                         Asheville, North Carolina 28816
                              (Address of Principal
                               Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)



================================================================================

ITEM 5.           OTHER EVENTS

     On May 19, 2003, Ingles Markets, Incorporated ("Ingles") issued a press release announcing a proposed offering of $100 million principal amount of 8 7/8% senior subordinated notes due 2011. On May 20, 2003, Ingles issued a ress release regarding the pricing of the proposed offering.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release dated May 19, 2003.
99.2              Press release dated May 20, 2003

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INGLES MARKETS, INCORPORATED



Date: May 21, 2003       By:   /s/ Brenda S. Tudor
                           -----------------------------------------------------
                           Brenda S. Tudor
                           Vice President-Finance and Chief Financial Officer



                                       3